UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7217
------------------------------------------------------------------

Waddell & Reed Advisors Asset Strategy Fund, Inc.
------------------------------------------------------------------
(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
------------------------------------------------------------------
(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000
------------------------------------------------------------------

Date of fiscal year end: June 30
-------------------------------------------

Date of reporting period: December 31, 2007
-------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report
December 31, 2007

Waddell & Reed Advisors Asset Strategy Fund

3	President's Letter
5	Illustration of Fund Expenses
7	Portfolio Highlights
9	Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
38	Renewal of Investment Management Agreement
47	Proxy Voting Information
48	Quarterly Portfolio Schedule Information
49	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Asset Strategy Fund, Inc. prospectus and current Fund performance information.

President's Letter
      December 31, 2007

Dear Shareholder:

It's been a volatile six months for investors, with both good and bad news hitting close to home. The negatives can be found in daily headlines: a level of weakness in the U.S. housing market not seen since 1990-1991, a credit crunch driven by an implosion of the subprime mortgage market, record high energy and commodity prices, softness in corporate earnings and the increased possibility of a recession in the year ahead.

The positives are more subtle: exports are booming, the job market in the U.S. is healthy, farmers are enjoying great prices for corn, wheat and soybeans, alternative energy and related technologies are booming and tourists are flocking to our shores to take advantage of our cheap currency to shop. Corporate merger activity has also been fairly brisk.

Surprisingly, the long-term U.S. bond market has been remarkably strong. Despite the potential to trigger higher inflation and further weaken the U.S. dollar, since September the Federal Reserve has cut its short-term interest rate target three times. The Fed's goals have been to maintain market liquidity and allay fears banks have about lending both to each other and customers with anything less than perfect credit scores.

Enclosed is our report on Waddell & Reed Advisors Asset Strategy Fund, Inc. operations for the six months ended December 31, 2007. For the six-month period, the S&P 500 Index fell 1.37 percent while the Lehman Brothers Aggregate Bond Index rose 5.94 percent. As shown in the Economic Snapshot table below, consumer prices rose at a 4.10 percent annual rate for the period.

Sector performance varied

The weak results for the overall U.S. stock market - as represented by the S&P 500 - mask the considerable positive opportunities we saw across some sectors and the severe correction in other sectors. Many consumer staples and energy stocks offered positive returns for the period as oil prices flirted with $100 a barrel. Meanwhile, many financial stocks were down more than 20 percent, stung by commitments to subprime mortgages and other poorly performing investments. In some cases, infusions of foreign capital have been needed to resolve problems.

I'm pleased to report that the overall financial health of the Waddell & Reed organization is strong. In our 70th year we achieved an exceptional level of internal growth and delivered high quality service to investors.

Economic Snapshot
	12-31-2007	6-30-2007

U.S. unemployment rate	5.00%	4.60%
Inflation (U.S. Consumer Price Index)	4.10%	2.70%
U.S. GDP	0.60%	3.40%
30-year fixed mortgage rate	5.96%	6.63%
Oil price per barrel	$96.00	$70.68

All government statistics shown are subject to periodic revisions.

Sources: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As we look forward, while past performance is no guarantee of future results, presidential election years historically have been positive for investors. However, we recommend a strong level of caution in 2008, as we believe that the range of financial outcomes for investors is wide. Whoever holds the reins of power in Congress and the White House will have many long-term structural issues to manage here and abroad which are likely to have substantial economic implications.

As always, we believe that maintaining a well-rounded portfolio is an essential element for securing your long-term financial future. In both politics and investing, it may be wise to remember that nothing - good or bad - can ever be assured.

Our commitment

As investment managers, we consistently focus on offering you strategies that emphasize participation in positive markets, as well as a very strong effort to manage risk. We will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

Asset Strategy Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended December 31, 2007	Beginning Account Value 6-30-07	Ending Account Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,277.50	1.14%	$6.60
Class B	1,000	1,272.40	1.99	11.36
Class C	1,000	1,273.50	1.95	11.14
Class Y	1,000	1,280.10	0.88	5.02
Based on 5% Return(2)
Class A	1,000	$1,019.44	1.14%	$5.86
Class B	1,000	1,015.18	1.99	10.08
Class C	1,000	1,015.38	1.95	9.88
Class Y	1,000	1,020.77	0.88	4.45

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

Portfolio Highlights

On December 31, 2007, Waddell & Reed Advisors Asset Strategy Fund, Inc. had net assets totaling $3,117,001,438 invested in a diversified portfolio of:

50.83%	Foreign Common Stocks
17.85%	Domestic Common Stocks
12.89%	Cash and Cash Equivalents, Investment Funds and Unrealized Gain on Open Forward Currency Contracts
8.40%	United States Government and Government Agency Obligations
6.43%	Bullion (Gold)
1.77%	Foreign Corporate Debt Securities
1.67%	Other Government Securities
0.16%	Domestic Corporate Debt Securities

As a shareholder of the Fund, for every $100 you had invested on December 31, 2007, your Fund was invested by industry and geographic region, respectively, as follows:

Asset Allocation

Stocks	$68.68
Capital Goods Stocks	$10.77
Utilities Stocks	$9.13
Raw Materials Stocks	$8.96
Financial Services Stocks	$8.27
Multi-Industry Stocks	$7.54
Energy Stocks	$6.66
Business Equipment and Services Stocks	$5.03
Miscellaneous Stocks(1)	$3.48
Consumer Durables Stocks	$3.05
Technology Stocks	$2.94
Consumer Nondurables Stocks	$2.85
Cash and Cash Equivalents, Investment Funds and Unrealized Gain on Open Forward Currency Contracts	$12.89
Bonds	$12.00
United States Government and Government Agency Obligations	$8.40
Corporate Debt Securities	$1.93
Other Government Securities	$1.67
Bullion (Gold)	$6.43

(1)Includes $0.89 Consumer Services Stocks, $1.81 Health Care Stocks and $0.78 Shelter Stocks.

Country Weightings

North America	$26.90
United States	$26.41
Other North America(1)	$0.49
Pacific Basin	$23.98
India	$8.32
China	$7.01
Other Pacific Basin(2)	$5.07
Japan	$3.58
Europe	$17.42
Other Europe(3)	$9.74
Germany	$7.68
Cash and Cash Equivalents, Investment Funds and Unrealized Gain on Open Forward Currency Contracts	$12.89
Bullion (Gold)	$6.43
Bahamas/Caribbean	$6.28
Cayman Islands	$4.71
Other Bahamas/Caribbean(4)	$1.57
South America	$6.10
Brazil	$6.01
Other South America(5)	$0.09

(1)Includes $0.44 Canada and $0.05 Mexico.

(2)Includes $1.36 Australia, $0.55 Indonesia, $1.24 Malaysia and $1.92 Singapore.

(3)Includes $0.71 Finland, $1.72 France, $0.90 Luxembourg, $2.10 Norway, $0.09 Poland, $2.20 Russia and $2.02 United Kingdom.

(4)Includes $0.41 Bahamas, $1.04 Bermuda and $0.12 British Virgin Islands.

(5)Includes $0.09 Chile.

The Investments of Asset Strategy Fund
December 31, 2007 (Unaudited)
BULLION – 6.43%	Troy Ounces	Value

Gold	240,354	$200,388,250
(Cost: $167,251,329)

COMMON STOCKS	Shares

Aircraft – 0.79%
Boeing Company (The)	281,614	24,629,960

Banks – 2.86%
China Merchants Bank Co., Limited, H Shares (A)	8,719,500	35,616,497
HDFC Bank Limited (A)	411,121	18,035,502
ICICI Bank Limited (A)	923,624	29,026,844
Sberbank (Savings Bank of the Russian Federation) (A)*	1,523,585	6,429,529
		89,108,372
Business Equipment and Services – 5.03%
Bucyrus International, Inc., Class A	158,169	15,705,391
Ctrip.com International, Ltd.	690,514	39,628,598
DLF Limited (A)	856,553	23,337,619
Jacobs Engineering Group Inc.*	313,180	29,943,140
Renewable Energy Corporation ASA (A)*	947,690	48,171,209
		156,785,957
Capital Equipment – 5.59%
Deere & Company	163,454	15,220,836
Foster Wheeler Ltd.*	135,049	20,947,450
Joy Global Inc.	190,332	12,515,281
Manitowoc Company, Inc. (The)	183,188	8,945,070
SunPower Corporation, Class A*	524,708	68,091,357
Suntech Power Holdings Co., Ltd., ADR*	590,122	48,578,843
		174,298,837
Chemicals – Petroleum and Inorganic – 1.35%
Monsanto Company	224,290	25,050,950
Yara International ASA (A)	369,395	17,109,652
		42,160,602
Communications Equipment – 0.72%
Nokia Corporation, Series A, ADR	579,636	22,252,226

Consumer Electronics – 2.69%
Nintendo Co., Ltd. (A)	140,100	83,898,223

Cosmetics and Toiletries – 0.58%
Hengan International Group Company Limited (A)	4,056,000	18,206,069

Electrical Equipment – 1.59%
Bharat Heavy Electricals Limited (A)	444,256	29,189,699
Siemens AG (A)	128,270	20,332,812
		49,522,511

Electronic Components – 1.19%
MEMC Electronic Materials, Inc.*	420,804	37,236,946

Electronic Instruments – 0.24%
Thermo Fisher Scientific Inc.*	128,150	7,391,692

Finance Companies – 0.49%
HOUSING DEVELOPMENT FINANCE CORPORATION LIMITED (A)	209,324	15,283,068

Food and Related – 2.27%
Bunge Limited (B)	444,524	51,747,039
Kuala Lumpur Kepong Berhad (A)	3,642,050	19,162,888
		70,909,927
Health Care – Drugs – 0.47%
Abbott Laboratories	261,807	14,700,463

Hospital Supply and Management – 1.34%
Wilmar International Limited (A)	11,139,000	41,709,827

Hotels and Gaming – 0.89%
Las Vegas Sands, Inc.*	268,276	27,645,842

Mining – 5.16%
BHP Billiton Plc (A)	1,200,077	42,296,526
Cameco Corporation (A)	344,564	13,814,679
Rio Tinto plc (A)	558,003	59,059,279
Southern Copper Corporation	435,154	45,747,740
		160,918,224
Motor Vehicles – 0.36%
Suzuki Motor Corporation (A)	370,600	11,179,537

Multiple Industry – 7.54%
Deutsche Borse AG (A)	845,251	166,833,172
IOI Corporation Berhad (A)	8,363,205	19,599,286
Keppel Corporation Limited (A)	1,989,000	17,963,111
Reliance Industries Limited (A)	417,242	30,515,883
		234,911,452
Non–Residential Construction – 3.59%
China Communications Construction Company Limited, H Shares (A)	11,236,000	29,468,310
Fluor Corporation	157,259	22,915,781
GMR Infrastructure Limited (A)*	3,602,526	22,676,309
Kurita Water Industries Ltd. (A)	542,300	16,456,134
Larsen & Toubro Limited (A)	191,468	20,244,164
		111,760,698
Petroleum – Domestic – 1.20%
McMoRan Exploration Co.*	625,900	8,193,031
OAO NOVATEK, GDR (A)	378,950	29,141,255
		37,334,286
Petroleum – International – 3.19%
Apache Corporation	228,164	24,536,757
China Petroleum & Chemical Corporation, H Shares (A)	18,808,000	28,414,374
Devon Energy Corporation	230,300	20,475,973
PetroChina Company Limited, H Shares (A)	14,544,000	25,926,796
		99,353,900
Petroleum – Services – 2.27%
Baker Hughes Incorporated	545,150	44,211,665
Transocean Inc.	185,839	26,602,853
		70,814,518
Real Estate Investment Trust – 0.78%
Agile Property Holdings Limited (A)	7,000,000	12,747,839
Hongkong Land Holdings Limited (A)	2,338,000	11,549,720
		24,297,559
Security and Commodity Brokers – 4.92%
Bolsa de Mercadorias & Futuros (A)*	3,936,800	55,292,135
Bolsa de Mercadorias & Futuros (A)(C)*	766,000	10,758,427
Bolsa de Valores de Sao Paulo (A)*	2,893,000	55,747,135
NYMEX Holdings, Inc.	235,643	31,484,261
		153,281,958
Steel – 2.45%
Companhia Vale do Rio Doce, ADR	1,738,133	56,784,805
Evraz Group S.A., GDR (A)	252,450	19,564,875
		76,349,680
Utilities – Electric – 2.29%
TATA POWER COMPANY LIMITED (THE) (A)	479,117	17,869,490
Veolia Environnement (A)	587,421	53,634,577
		71,504,067
Utilities – Telephone – 6.84%
Bharti Airtel Limited (A)*	980,073	24,775,967
China Mobile Limited (A)	5,515,500	97,543,726
Equinix, Inc.*	200,604	20,255,989
Open Joint Stock Company ''Vimpel–Communications'', ADR	599,740	24,949,184
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk., Series B Shares (A)	15,941,000	17,226,633
Reliance Communication Ventures Limited (A)	1,503,978	28,480,761
		213,232,260

TOTAL COMMON STOCKS – 68.68%		$2,140,678,661

(Cost: $1,335,846,585)

INVESTMENT FUNDS

Gold and Precious Metals – 4.05%
streetTRACKS Gold Trust*	1,532,200	126,191,992

Insurance – Property and Casualty – 0.12%
Vietnam Azalea Fund Limited (D)(E)*	1,100,000	3,918,200

TOTAL INVESTMENT FUNDS – 4.17%		$130,110,192

(Cost: $116,150,093)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks – 0.13%
Norilsk Nickel Finance Luxembourg S.A.,
7.125%, 9–30–09	$3,000	3,055,800
PT Bank Rakyat Indonesia (Persero),
7.75%, 10–30–13	1,000	1,000,370
		4,056,170
Beverages – 0.09%
Central European Distribution Corporation,
8.0%, 7–25–12 (F)(G)	EUR1,800	2,638,274

Finance Companies – 0.34%
ALROSA Finance S.A.,
8.125%, 5–6–08	$2,000	2,008,410
C5 Capital (SPV) Limited,
6.196%, 12–31–49 (C)	3,750	3,698,850
Russian Standard Bank:
7.5%, 10–7–10	2,000	1,770,000
7.5%, 10–7–10 (C)	950	850,250
Toyota Motor Credit Corporation,
4.26%, 1–18–15 (H)	2,400	2,310,456
		10,637,966
Forest and Paper Products – 0.05%
Sino–Forest Corporation,
9.125%, 8–17–11 (C)	1,325	1,396,219

Homebuilders, Mobile Homes – 0.05%
Desarrolladora Homex, S.A. de C.V.,
7.5%, 9–28–15	1,600	1,612,000

Mining – 0.12%
Vedanta Resources plc,
6.625%, 2–22–10 (C)	3,900	3,890,250

Motor Vehicles – 0.08%
Hyundai Motor Company,
5.3%, 12–19–08 (F)	2,600	2,608,954

Steel – 0.11%
Evraz Group S.A.,
8.25%, 11–10–15	3,500	3,448,550

Trucking and Shipping – 0.41%
Ultrapetrol (Bahamas) Limited,
9.0%, 11–24–14	13,500	12,825,000

Utilities – Electric – 0.37%
CESP – Companhia Energetica de Sao Paulo,
9.75%, 1–15–15 (F)(G)	BRL14,000	8,571,461
Empresa Nacional de Electricidad S.A.,
7.75%, 7–15–08	$2,800	2,831,819
		11,403,280
Utilities – Telephone – 0.18%
Open Joint Stock Company Mobile TeleSystems,
9.75%, 1–30–08	3,050	3,050,000
Open Joint Stock Company "Vimpel–Communications",
8.0%, 2–11–10	2,450	2,468,375
		5,518,375

TOTAL CORPORATE DEBT SECURITIES – 1.93%		$60,035,038

(Cost: $58,475,714)

OTHER GOVERNMENT SECURITIES – 1.67%

Germany
Bundesobligation,
3.5%, 10–9–09 (G)	EUR36,000	$52,117,391
(Cost: $50,324,843)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal Amount in Thousands

Mortgage–Backed Obligations – 0.76%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
5.5%, 9–15–17	$3,616	518,324
5.0%, 11–15–17	1,847	247,143
5.0%, 4–15–19	2,224	321,984
5.0%, 4–15–19	1,077	154,699
5.0%, 7–15–21	1,778	68,645
5.0%, 6–15–22	819	8,314
5.0%, 7–15–22	4,149	44,659
5.0%, 11–15–22	1,326	187,973
5.0%, 1–15–23	1,029	18,452
5.5%, 3–15–23	2,408	475,304
5.0%, 4–15–23	987	44,191
5.0%, 5–15–23	1,973	296,022
5.0%, 8–15–23	1,476	230,272
5.5%, 11–15–23	6,609	213,355
5.5%, 11–15–23	2,750	111,088
5.0%, 9–15–24	2,930	141,312
5.5%, 9–15–24	1,433	65,552
5.5%, 4–15–25	845	48,454
5.5%, 4–15–25	461	45,687
5.0%, 9–15–25	4,909	258,551
5.5%, 10–15–25	8,294	1,936,021
5.0%, 4–15–26	5,437	315,735
5.0%, 10–15–28	2,054	334,146
5.5%, 2–15–30	1,443	134,640
5.0%, 8–15–30	2,435	206,596
5.5%, 3–15–31	1,954	211,711
5.5%, 10–15–32	5,285	923,714
5.5%, 5–15–33	3,866	952,043
6.0%, 11–15–35	2,821	583,142
Federal National Mortgage Association Agency REMIC/CMO (Interest Only):
5.5%, 11–25–17	1,915	90,474
5.0%, 5–25–22	1,170	200,953
5.0%, 7–25–23	10,845	1,988,264
5.0%, 8–25–23	3,385	425,518
5.0%, 11–25–23	2,766	537,308
5.5%, 9–25–25	1,098	52,368
5.5%, 11–25–25	3,231	111,215
5.0%, 9–25–30	4,662	590,314
5.5%, 6–25–33	2,817	639,196
5.5%, 8–25–33	5,983	1,227,835
5.5%, 12–25–33	4,722	918,850
5.5%, 4–25–34	7,248	1,615,684
5.5%, 11–25–36	7,569	1,776,995
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
5.0%, 1–20–30	4,582	401,839
5.0%, 6–20–31	4,576	478,121
5.5%, 3–20–32	3,243	488,313
5.0%, 7–20–33	1,100	205,844
5.5%, 11–20–33	4,396	768,999
5.5%, 6–20–35	2,882	737,017
5.5%, 7–20–35	1,922	395,737
5.5%, 7–20–35	2,343	321,143
5.5%, 10–16–35	3,046	726,642
		23,796,358
Treasury Obligations – 7.64%
United States Treasury Notes:
4.625%, 2–29–08	17,500	17,535,542
5.125%, 6–30–08	17,500	17,644,918
4.125%, 8–15–08 (B)	40,500	40,670,869
4.375%, 11–15–08 (B)	53,500	53,922,168
4.875%, 1–31–09 (B)	29,000	29,514,286
4.5%, 3–31–09 (B)	17,500	17,792,583
4.625%, 7–31–09 (B)	17,500	17,907,418
4.0%, 8–31–09 (B)	24,000	24,352,512
4.5%, 5–15–10 (B)	18,000	18,600,462
		237,940,758

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 8.40%		$261,737,116

(Cost: $258,329,868)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS – 0.78%	Face Amount in Thousands

Chinese Yuan Renminbi, 2–27–08 (G)	CNY472,800	$1,247,435
Chinese Yuan Renminbi, 4–9–08 (G)	524,700	832,362
Chinese Yuan Renminbi, 4–23–08 (G)	231,500	270,142
Chinese Yuan Renminbi, 8–11–08 (G)	611,000	1,413,568
Chinese Yuan Renminbi, 8–18–08 (G)	268,482	183,576
Chinese Yuan Renminbi, 11–9–09 (G)	204,000	934,761
Euro, 1–10–08 (G)	EUR81,000	8,930,692
Euro, 1–12–09 (G)	3,400	(13,796)
Russian Ruble, 6–16–08 (G)	RUB1,305,000	2,529,606
Russian Ruble, 6–25–08 (G)	1,740,000	3,307,126
Russian Ruble, 8–20–08 (G)	1,317,400	2,334,917
Russian Ruble, 9–22–08 (G)	734,000	657,854
Russian Ruble, 11–14–08 (G)	173,300	37,651
Russian Ruble, 11–14–08 (G)	37,500	(1,401)
Singapore Dollar, 8–21–08 (G)	SGD39,400	1,296,458
United Arab Emirates Dirham, 8–20–08 (G)	AED222,300	(174,129)
United Arab Emirates Dirham, 11–10–08 (G)	216,300	648,960
		$24,435,782

SHORT–TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Beverages – 1.00%
Anheuser–Busch Companies, Inc.:
3.75%, 1–2–08	$ 7,371	7,370,232
4.18%, 2–4–08	5,000	4,980,261
Coca–Cola Company (The),
4.47%, 1–15–08	7,000	6,987,832
PepsiCo, Inc.:
4.2%, 1–10–08	7,000	6,992,650
4.15%, 1–11–08	5,000	4,994,236
		31,325,211
Chemicals – Petroleum and Inorganic – 0.67%
E.I. du Pont de Nemours and Company:
4.2%, 1–4–08	16,000	15,994,400
4.2%, 1–29–08	5,000	4,983,667
		20,978,067
Electrical Equipment – 0.58%
Emerson Electric Co.:
4.22%, 1–7–08	8,000	7,994,373
4.23%, 1–8–08	10,000	9,991,775
		17,986,148
Finance Companies – 0.32%
Unilever Capital Corporation,
4.22%, 1–11–08	10,000	9,988,278

Health Care – General – 0.49%
Johnson & Johnson:
4.05%, 1–2–08	5,250	5,249,409
4.1%, 1–30–08	10,000	9,966,972
		15,216,381
Household – General Products – 0.96%
Clorox Co.,
5.5%, 1–4–08	5,000	4,997,708
Colgate–Palmolive Company,
4.17%, 1–10–08	10,000	9,989,575
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
4.22%, 1–23–08	15,000	14,961,317
		29,948,600
Retail – General Merchandise – 0.80%
Wal–Mart Stores, Inc.,
4.05%, 1–7–08	25,000	24,983,125

Trucking and Shipping – 0.61%
United Parcel Service, Inc.:
4.37%, 1–10–08	14,000	13,984,705
4.15%, 2–5–08	5,000	4,979,826
		18,964,531
Utilities – Electric – 0.16%
Wisconsin Electric Power Co.,
4.5%, 1–2–08	5,000	4,999,375

Total Commercial Paper – 5.59%		174,389,716

Municipal Obligations – Taxable
Indiana – 0.11%
Ball State University Foundation, Inc., Variable Rate Demand Notes, Series 2001 (Taxable), (U.S. Bank National Association),
4.85%, 1–2–08 (H)	3,510	3,510,000

Iowa – 0.14%
Iowa Finance Authority, Taxable Variable Rate Demand Health Facilities Revenue Bonds (St. Luke's Health Foundation of Sioux City, Iowa Project), Series 2006 (General Electric Capital Corporation),
5.1%, 1–3–08 (H)	4,200	4,200,000

Total Municipal Obligations – Taxable – 0.25%		7,710,000

Notes – 0.08%
Waukesha Health Systems, Inc., Taxable Adjustable Demand Revenue Bonds, Series 1996 (Bank One, N.A.),
5.1%, 1–3–08 (H)	2,375	2,375,000

United States Governement and Government Agency Obligations
Federal Farm Credit Bank:
3.93%, 1–3–08	13,952	13,948,954
3.0%, 1–8–08	10,000	9,994,167
Federal Home Loan Bank,
3.15%, 1–2–08	29,037	29,034,460
United States Treasury Bill,
1.8%, 1–10–08	15,000	14,993,250

Total United States Government and Government Agency Obligations – 2.18%		67,970,831

TOTAL SHORT–TERM SECURITIES – 8.10%		$252,445,547

(Cost: $252,445,547)

TOTAL INVESTMENT SECURITIES – 100.16%		$3,121,947,977

(Cost: $2,238,823,979)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.16%)		(4,946,539)

NET ASSETS – 100.00%		$3,117,001,438

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR – American Depositary Receipts; CMO – Collateralized Mortgage Obligation; GDR – Global Depositary Receipts; and REMIC – Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities serve as collateral for the following open futures contracts at December 31, 2007. (See Note 7 to financial statements):
Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Depreciation

DAX Index	Short	3–20–08	538	$157,789,290	$(2,364,524)
Hang Seng H–share Index	Short	1–31–08	1,311	135,697,726	(3,169,076)
Hang Seng Index	Short	1–31–08	2,581	461,694,716	(9,695,873)
Russell 2000 E–Mini Index	Short	3–20–08	9,161	707,412,420	(13,226,026)
S&P 500 E–Mini Index	Short	3–20–08	9,160	676,557,600	(4,544,448)

				$2,139,151,752	$(32,999,947)

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $20,593,996 or 0.66% of net assets.
(D)Deemed to be an affiliate due to the Fund having at least 5% of the voting securities.
(E)Restricted security. At December 31, 2007, the following restricted security was owned:
Security	Acquisition Date	Shares	Cost	Market Value

Vietnam Azalea Fund Limited	6–28–07	1,100,000	$4,730,000	$3,918,200

The total market value of this restricted security represented approximately 0.13% of net assets at December 31, 2007.

(F)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $13,818,689 or 0.44% of net assets.

(G)Principal amounts are denominated in the indicated foreign currency, where applicable (AED – United Arab Emirates Dirham, BRL – Brazilian Real, CNY – Chinese Yuan Renminbi, EUR – Euro, RUB – Russian Ruble, SGD – Singapore Dollar).
(H)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ASSET STRATEGY FUND
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)                                                          (Unaudited)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $2,066,843)	$2,917,642
Bullion (cost - $167,251)	200,388
Affiliated company (cost - $4,730) (Note 8)	3,918

3,121,948
Receivables:
Fund shares sold	8,242
Dividends and interest	5,286
Investment securities sold	3,592
Prepaid and other assets	102

Total assets	3,139,170

LIABILITIES
Payable for variation margin (Note 7)	6,877
Payable for investment securities purchased	4,374
Payable to Fund shareholders	3,946
Accrued service fee (Note 2)	580
Due to custodian	517
Accrued shareholder servicing (Note 2)	393
Accrued management fee (Note 2)	55
Accrued accounting services fee (Note 2)	22
Accrued distribution fee (Note 2)	10
Other	5,395

Total liabilities	22,169

Total net assets	$3,117,001

NET ASSETS
$0.01 par value capital stock:
Capital stock	$2,455
Additional paid-in capital	2,135,635
Accumulated undistributed income:
Accumulated undistributed net investment income	5,129
Accumulated undistributed net realized gain on investment transactions	128,684
Net unrealized appreciation in value of investments	845,098

Net assets applicable to outstanding units of capital	$3,117,001

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.71
Class B	$12.58
Class C	$12.60
Class Y	$12.72
Capital shares outstanding:
Class A	221,088
Class B	13,945
Class C	8,946
Class Y	1,564
Capital shares authorized	1,000,000

See Notes to Financial Statements.

Statement of Operations
      ASSET STRATEGY FUND
      For the Six Months Ended December 31, 2007
      (In Thousands)                                                                                                              (Unaudited)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$11,819
Dividends (net of foreign withholding taxes of $212)	8,389

Total income	20,208

Expenses (Note 2):
Investment management fee	8,869
Service fee:
Class A	2,998
Class B	207
Class C	125
Shareholder servicing:
Class A	2,023
Class B	213
Class C	109
Class Y	14
Distribution fee:
Class A	33
Class B	621
Class C	376
Custodian fees	513
Accounting services fee	130
Legal fees	30
Audit fees	18
Other	320

Total	16,599
Less waiver of investment management fee (Notes 2 and 11)	(50)

Total expenses	16,549

Net investment income	3,659

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	$224,564
Realized net loss on futures contracts	(54,246)
Realized net gain on written options	36
Realized net gain on swap agreements	7,437
Realized net gain on forward currency contracts	5,236
Realized net gain on foreign currency exchange transactions	3,997

Realized net gain on investments	187,024

Unrealized appreciation in value of securities during the period*	463,713
Unrealized depreciation in value of futures contracts during the period	(29,881)
Unrealized appreciation in value of forward currency contracts during the period	31,338
Unrealized appreciation in value of foreign currency exchange transactions during the period	6

Unrealized appreciation in value of investments during the period	465,176

Net gain on investments	652,200

Net increase in net assets resulting from operations	$655,859

*Includes $812 in depreciation of affiliated security.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ASSET STRATEGY FUND
      (In Thousands)                                                                                                        (Unaudited)

	For the six months ended December 31,	For the fiscal year ended June 30,
	2007	2007

INCREASE IN NET ASSETS
Operations:
Net investment income	$3,659	$24,685
Realized net gain on investments	187,024	136,439
Unrealized appreciation	465,176	158,687

Net increase in net assets resulting from operations	655,859	319,811

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(20,671)	(3,936)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(198)	(36)
Realized gains on investment transactions:
Class A	(143,133)	(221,351)
Class B	(9,545)	(17,170)
Class C	(5,779)	(9,921)
Class Y	(1,037)	(1,051)

	(180,363)	(253,465)

Capital share transactions (Note 5)	344,746	629,787

Total increase	820,242	696,133
NET ASSETS
Beginning of period	2,296,759	1,600,626

End of period	$3,117,001	$2,296,759

Undistributed net investment income	$5,129	$18,342

(1)See "Financial Highlights" on pages 25 - 28.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:                                 (Unaudited)

For the six months ended	For the fiscal year ended June 30,
12-31-07	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.59	$10.49	$7.80	$6.82	$6.41	$6.27

Income from investment operations:
Net investment income	0.01	0.12	0.06	0.06	0.04	0.07
Net realized and unrealized gain on investments	2.90	1.45	2.92	1.08	0.44	0.14

Total from investment operations	2.91	1.57	2.98	1.14	0.48	0.21

Less distributions from:
Net investment income	(0.10)	(0.03)	(0.03)	(0.06)	(0.07)	(0.07)
Capital gains	(0.69)	(1.44)	(0.26)	(0.10)	(0.00)	(0.00)

Total distributions	(0.79)	(1.47)	(0.29)	(0.16)	(0.07)	(0.07)

Net asset value, end of period	$12.71	$10.59	$10.49	$7.80	$6.82	$6.41

Total return(1)	27.75%	16.77%	38.80%	16.88%	7.49%	3.30%
Net assets, end of period (in millions)	$2,809	$2,048	$1,409	$652	$472	$438
Ratio of expenses to average net assets including expense waiver	1.14	%(2)	1.20%	1.23%	1.33%	1.37%	1.36%
Ratio of net investment income to average net assets including expense waiver	0.35	%(2)	1.39%	0.72%	0.88%	0.62%	1.13%
Ratio of expenses to average net assets excluding expense waiver	1.14	%(2)(3)	1.20	%(3)	1.23	%(4)	1.33	%(4)	1.37	%(4)	1.36	%(4)
Ratio of net investment income to average net assets excluding expense waiver	0.35	%(2)(3)	1.39	%(3)	0.72	%(4)	0.88	%(4)	0.62	%(4)	1.13	%(4)
Portfolio turnover rate	45%	118%	116%	72%	206%	122%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)The Fund's waiver provides no impact to the ratios due to rounding.
(4)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:                                 (Unaudited)

For the six months ended	For the fiscal year ended June 30,
12-31-07	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.43	$10.41	$7.78	$6.82	$6.40	$6.27

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.05	(0.01)	(0.00)	(0.02)	0.01
Net realized and unrealized gain on investments	2.86	1.41	2.90	1.07	0.44	0.13

Total from investment operations	2.83	1.46	2.89	1.07	0.42	0.14

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.01)	(0.00	)*	(0.01)
Capital gains	(0.68)	(1.44)	(0.26)	(0.10)	(0.00)	(0.00)

Total distributions	(0.68)	(1.44)	(0.26)	(0.11)	(0.00	)*	(0.01)

Net asset value, end of period	$12.58	$10.43	$10.41	$7.78	$6.82	$6.40

Total return	27.24%	15.73%	37.60%	15.77%	6.63%	2.25%
Net assets, end of period (in millions)	$175	$147	$120	$76	$62	$55
Ratio of expenses to average net assets including expense waiver	1.99	%(1)	2.07%	2.10%	2.22%	2.27%	2.26%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.50	%(1)	0.51%	-0.18%	-0.02%	-0.28%	0.23%
Ratio of expenses to average net assets excluding expense waiver	1.99	%(1)(2)	2.07	%(2)	2.10	%(3)	2.22	%(3)	2.27	%(3)	2.26	%(3)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.50	%(1)(2)	0.51	%(2)	-0.18	%(3)	-0.02	%(3)	-0.28	%(3)	0.23	%(3)
Portfolio turnover rate	45%	118%	116%	72%	206%	122%

*Not shown due to rounding.
(1)Annualized.
(2)The Fund's waiver provides no impact to the ratios due to rounding.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:                                 (Unaudited)

For the six months ended	For the fiscal year ended June 30,
12-31-07	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.44	$10.41	$7.78	$6.82	$6.40	$6.27

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.05	(0.01)	(0.00)	(0.01)	0.01
Net realized and unrealized gain on investments	2.88	1.42	2.90	1.07	0.44	0.13

Total from investment operations	2.85	1.47	2.89	1.07	0.43	0.14

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.01)	(0.01)	(0.01)
Capital gains	(0.69)	(1.44)	(0.26)	(0.10)	(0.00)	(0.00)

Total distributions	(0.69)	(1.44)	(0.26)	(0.11)	(0.01)	(0.01)

Net asset value, end of period	$12.60	$10.44	$10.41	$7.78	$6.82	$6.40

Total return	27.35%	15.82%	37.60%	15.79%	6.71%	2.30%
Net assets, end of period (in millions)	$113	$87	$65	$28	$20	$18
Ratio of expenses to average net assets including expense waiver	1.95	%(1)	2.02%	2.06%	2.18%	2.22%	2.18%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.46	%(1)	0.56%	-0.11%	0.04%	-0.23%	0.31%
Ratio of expenses to average net assets excluding expense waiver	1.95	%(1)(2)	2.02	%(2)	2.06	%(3)	2.18	%(3)	2.22	%(3)	2.18	%(3)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.46	%(1)(2)	0.56	%(2)	-0.11	%(3)	0.04	%(3)	-0.23	%(3)	0.31	%(3)
Portfolio turnover rate	45%	118%	116%	72%	206%	122%

(1)Annualized.
(2)The Fund's waiver provides no impact to the ratios due to rounding.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:                                 (Unaudited)

For the six months ended	For the fiscal year ended June 30,
12-31-07	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.61	$10.51	$7.80	$6.82	$6.41	$6.27

Income from investment operations:
Net investment income	0.03	0.12	0.09	0.09	0.07	0.09
Net realized and unrealized gain on investments	2.91	1.47	2.93	1.08	0.44	0.14

Total from investment operations	2.94	1.59	3.02	1.17	0.51	0.23

Less distributions from:
Net investment income	(0.14)	(0.05)	(0.05)	(0.09)	(0.10)	(0.09)
Capital gains	(0.69)	(1.44)	(0.26)	(0.10)	(0.00)	(0.00)

Total distributions	(0.83)	(1.49)	(0.31)	(0.19)	(0.10)	(0.09)

Net asset value, end of period	$12.72	$10.61	$10.51	$7.80	$6.82	$6.41

Total return	28.01%	17.01%	39.30%	17.33%	7.92%	3.69%
Net assets, end of period (in millions)	$20	$15	$7	$3	$2	$2
Ratio of expenses to average net assets including expense waiver	0.88	%(1)	0.91%	0.92%	0.94%	0.97%	0.96%
Ratio of net investment income to average net assets including expense waiver	0.61	%(1)	1.75%	1.03%	1.27%	1.03%	1.49%
Ratio of expenses to average net assets excluding expense waiver	0.88	%(1)(2)	0.91	%(2)	0.92	%(3)	0.94	%(3)	0.97	%(3)	0.96	%(3)
Ratio of net investment income to average net assets excluding expense waiver	0.61	%(1)(2)	1.75	%(2)	1.03	%(3)	1.27	%(3)	1.03	%(3)	1.49	%(3)
Portfolio turnover rate	45%	118%	116%	72%	206%	122%

(1)Annualized.
(2)The Fund's waiver provides no impact to the ratios due to rounding.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      December 31, 2007                                                                                                       (Unaudited)

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Asset Strategy Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return over the long term. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are marked-to-market daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses Forward Contracts to attempt to reduce the overall risk of its investments as well as for investment purposes.

E. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

F. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

G. New Accounting Pronouncements - During the year ending June 30, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48) with the impact of such adoption being recognized on December 31, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Fund as there was no liability required for the recognition of unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Fund. The Fund is subject to examination by U.S. federal, state and foreign tax authorities for returns filed for years after 2003. In September, 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on its financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 11), the fee is as follows: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. During the six-month period ended December 31, 2007, the amount waived (in thousands) was $50.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,910,127. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the six-month period ended December 31, 2007, W&R received $0, $45,456 and $6,978 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $3,120,124 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the six-month period ended December 31, 2007, the Fund paid Directors' regular compensation of $62,912, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $863,735,110, while proceeds from maturities and sales aggregated $1,136,155,215. Included in these amounts is the additional purchase of an affiliated company of $3,410,000. No shares of affiliates were sold and no distributions were received during the period. Purchases of options aggregated $124,920, while proceeds from sales of options aggregated $145,186. Purchases of short-term securities and U.S. government obligations aggregated $4,961,448,247 and $160,282,090, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $4,804,234,591 and $40,768,398, respectively. Purchases of gold bullion aggregated $119,817,553. There were no proceeds from sales of gold bullion for the six month period ended December 31, 2007.

For Federal income tax purposes, cost of investments owned at December 31, 2007 was $2,238,920,087, resulting in net unrealized appreciation of $881,256,601, of which $892,506,666 related to appreciated securities and $11,250,065 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2007 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$43,390,733
Distributed ordinary income	54,028,802
Undistributed ordinary income*	43,214,363

Realized long-term capital gains	98,401,992
Distributed long-term capital gains	199,436,274
Undistributed long-term capital gains*	66,128,549

Net capital losses	––

Post-October losses deferred	––
*This entire amount was distributed prior to December 31, 2007.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the six months ended December 31,	For the fiscal year ended June 30,
	2007	2007

Shares issued from sale of shares:
Class A	29,236	63,204
Class B	884	2,588
Class C	1,121	2,734
Class Y	210	779
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	12,939	23,648
Class B	728	1,835
Class C	455	1,054
Class Y	72	115
Shares redeemed:
Class A	(14,593)	(27,700)
Class B	(1,757)	(1,861)
Class C	(982)	(1,675)
Class Y	(84)	(161)

Increase in outstanding capital shares	28,229	64,560

Value issued from sale of shares:
Class A	$348,661	$634,849
Class B	10,380	25,785
Class C	13,214	27,236
Class Y	2,517	7,643
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	161,048	222,096
Class B	9,074	17,050
Class C	5,673	9,804
Class Y	892	1,087
Value redeemed:
Class A	(173,121)	(278,665)
Class B	(21,071)	(18,682)
Class C	(11,573)	(16,757)
Class Y	(948)	(1,659)

Increase in outstanding capital	$344,746	$629,787

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2007	801	$143,379
Options written	792	105,828
Options terminated in closing purchase transactions	(1,593)	(249,207)
Options exercised	(––)	(––)
Options expired	(––)	(––)

Outstanding at December 31, 2007	––	$––

NOTE 7 - Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or liquid securities equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contract, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 - Commitment

In connection with the Fund's investment in Vietnam Azalea Fund Limited (VAF), the Fund is contractually committed to provide additional capital of up to $6,270,000 if and when VAF requests such contributions or draw downs. The total commitment is limited to $11,000,000. At December 31, 2007, the Fund had made a total contribution of $4,730,000.

NOTE 9 - Affiliated Company Transactions

A summary of the transactions for the affiliated company transactions during the six months ended December 31, 2007 follows:

	06/30/07 Share Balance	Purchase Cost	Sales Cost	Realized Gain/ (Loss)	Distri- butions Received	12/31/07 Share Balance	12/31/07 Market Value

Vietnam Azalea Fund Limited(1)	1,100,000	$3,410,000	$––	$––	$––	1,100,000	$3,918,200
(1)Non-income producing during the period.

See Note 8 for additional information.

NOTE 10 - Swaps

The Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into credit default, total return, variance and other swap agreements to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or 3) to attempt to enhance yield.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. The Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which the Fund enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Swaps are marked-to-market daily based on valuations provided by a pricing vendor or a broker-dealer. Changes in value are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian or counterparty. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

Entering into swap agreements involves certain risks. Among these are possible failure of the counterparty to fulfill its obligations, possible lack of liquidity, and unfavorable changes in interest rates or underlying investments.

NOTE 11 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Fund, as described above, for an additional five years.

Renewal of Investment Management Agreement for
Waddell & Reed Advisors Asset Strategy Fund, Inc.

At its meeting on August 13, 14 and 15, 2007, the Fund's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Fund. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request (the "Supplemental Response"). The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to the Fund's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Semiannual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure, and average account size information. In addition, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective and similar investment policies and strategies as the Fund ("Similar Funds"). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective and similar investment policies and strategies as the Fund ("Other Accounts").

The Directors considered that the Fund's total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Supplemental Response explaining that the Fund's one-year performance was adversely affected primarily by the Fund's increased cash position in mid-2006, during which the Fund was not positioned for the market's shift from material, energy and industrial stocks to consumer stocks, and explaining also that the Fund's performance had improved for the year-to-date period through July 19, 2007.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund's management fee and overall expense ratio were higher than the Peer Group median. They considered that the Fund's non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund's smaller average account size, the non-management fee expenses were lower than the Peer Group median. The Directors considered the transfer agency fee reduction that became effective September 1, 2006. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Fund's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Fund's management fee.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Directors also considered the management fee rate reductions that became effective October 1, 2006, for the Fund and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for the Fund on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Directors considered specific data as to WRIMCO's profit with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data. In addition, the Directors considered the soft dollar arrangements with respect to the Fund's portfolio transactions.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of its Performance Universe and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; the performance of the Fund was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

The Disinterested Directors of the Fund have appointed an independent fee consultant. Below is a summary of the written fee evaluation of such consultant for the most recent year.

Overview

Waddell & Reed, Inc. (W&R), Waddell & Reed Investment Management Company (WRIMCO) and Waddell & Reed Services Company (WRSCO) (collectively, Waddell) agreed on July 19, 2006 to the New York Attorney General Assurance of Discontinuance (AOD). Among other things, the AOD stipulates that WRIMCO may manage or advise a mutual fund for Waddell & Reed Advisors Funds (Advisors Funds), W&R Target Funds, Inc. (Target Funds), or Waddell & Reed InvestEd Portfolios, Inc. (InvestEd Portfolios) (collectively, Funds) only if the Disinterested Directors of the Fund's Board appoint a Senior Officer or an Independent Fee Consultant (IFC), who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation for use by the Funds' Boards of Directors in evaluating the reasonableness of the proposed management fees for the Funds.

On August 22, 2006, the Disinterested Directors retained me as IFC for the Funds. In this capacity, I have prepared the first annual written evaluation of the proposed management fees for the Funds.

Role of the IFC

The AOD charges the IFC with managing the process by which the proposed management fees (including, but not limited to, advisory fees) to be charged to the Funds are negotiated in a manner which is at an arm's length and reasonable and consistent with the AOD. In this role, the IFC does not replace the Directors in negotiating management fees with WRIMCO and the IFC does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees. As the AOD states, "Waddell may manage or advise a Fund after October 1, 2006 only if the reasonableness of the proposed management fees is determined by the Board of Directors of the Funds using an annual independent written evaluation prepared by or under the direction of a Senior Officer or the Independent Fee Consultant...".

In addition, the AOD requires that the IFC keep the Funds' Boards of Directors fully and promptly informed of the fee evaluation process and that Waddell cooperate fully with the IFC and provide any information requested by the IFC that relates to the IFC's fee evaluation.

Factors Involved in the IFC's Written Evaluation

The AOD stipulates that the IFC's written evaluation must address at least six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

4. Possible economies of scale as the Fund(s) grow larger

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

My comments are included in the following paragraphs, organized into three topics: the process, the materials, and the findings of my evaluation of the proposed management fees and the contract renewal process.

Process

The contract renewal process is defined to include the principal sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective Investment Management Agreements with WRIMCO. The 2007 contract renewal process from my perspective began with my retention and is anticipated to conclude at the Board meeting on August 14/15, 2007. As IFC, I participated throughout the contract renewal process.

The Board previously created the Special Compliance & Governance Committee (Compliance Committee) which is charged with responsibility for the preparatory work associated with the contract renewal process.

A calendar of due dates was prepared and agreed to by the Compliance Committee in order to ensure that the Disinterested Directors and Board receive all the necessary information for their contract renewal process in plenty of time to carefully deliberate and to ask for any follow-up information as needed.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, Kirkpatrick & Lockhart Preston Gates Ellis LLP (K&L Gates), to prepare a letter requesting the necessary information from WRIMCO needed for the contract renewal process. This information was promptly and cooperatively provided by WRIMCO. The Lipper Company (Lipper), a division of Reuters, was asked to provide independently compiled comparative information about the Funds.

Lipper selected the peer group funds and sought input from the investment professionals at WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds.

The Compliance Committee met on July 12, 2007, with me and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information which WRIMCO promptly and cooperatively provided prior to the August meetings.

As part of my responsibilities as IFC, I was requested to attend the Disinterested Directors' meetings of August 13-15, 2007, to present my evaluation of the proposed management fees for the Funds and to discuss with the Disinterested Directors my findings. On August 13, I met separately with the Disinterested Directors and K&L Gates to address these matters in preparation for the Board Meetings on August 14/15, 2007.

Materials

Materials refer to the informational materials which were prepared by all the parties involved in the contract renewal process in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. As IFC, I reviewed all the data produced and found it to be responsive to the data requested by the Disinterested Directors. I also reviewed certain other materials that I considered relevant.

I used these materials to analyze trends and comparative information about the six factors discussed above. My review follows. I would note that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which I reviewed, that may also be relevant to the contract renewal process.

(1) Nature and Quality of Service

Under the AOD, I am obliged to comment on the investment performance of the Funds. The data for these comparisons are drawn from the Lipper materials discussed above. Performance information is based on April 30, 2007 data.

My experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes such as portfolio evaluation). For this summary I have concentrated on 3-year performance in comparison to the "performance universe", rather than on the more limited "performance group" because fund investors are more typically concerned with the objective and style of management than the size of the fund.

Generally speaking, the Funds reflect strong and improving performance in the 3- and 5-year periods. 5-year performance has 47% of the Funds in the first two quintiles of their performance universe and 11% in the 5th quintile. The 3-year figures upgrade to 53% of the Funds in the first two quintiles and only 8% in the 5th quintile.

The short-term 1-year period depicts a decline in the performance of a number of Funds, with only 33% of Funds falling in the first two quintiles, and 19% in the 5th quintile. The performance gap is more evident when comparing the 82% of Funds that are in the first three quintiles of performance for the 3-year period versus only 44% for the 1-year period.

In their supplemental request, the Disinterested Directors asked WRIMCO for an explanation for the decline in the 1-year performance of these Funds compared to their 3- and 5-year performance. In response to this request, WRIMCO advised that in general, short-term performance had improved through June 30, 2007. Additional performance updates to July 19 were provided by WRIMCO in response to the supplemental request from K&L Gates and still more updates to July 31 were provided at the August 13, 2007 meeting of the Disinterested Directors.

WRSCO maintains internal statistics to track service quality, which showed a decline in the quality of customer service provided to the Funds' shareholders. The Disinterested Directors were informed about corrective actions to be taken in February 2007 and the quality has improved slightly through June 30, 2007.

(2) Management Fees and Total Expense Comparison for Comparable Mutual Funds

Information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. Overall, more Funds have improved their comparative ranking of actual management fees in 2007 than declined. However, the majority of Funds have management fees above the median of their peer groups. In general the cause of the higher total expenses than the peer group are caused by non-management fees which are discussed under the findings paragraphs below.

(3) Management Fees for Alternate Products

WRIMCO manages money for many different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals. Collectively, these services are advertised as "separate accounts." Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors, Target and InvestEd Funds.

In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by the mutual fund manager and the separate account manager. As IFC, I find these differences in fees reasonable.

(4) Costs to Waddell and its Affiliates of Supplying Services

An important component of the profit margin and economies of scale discussion which follows is to ensure that the cost allocation procedures which exist are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The bases of allocation have remained consistent over the past several years. As IFC, I know of no better way to perform these allocations and find WRIMCO's allocation methodologies reasonable.

(5) Profit Margins from Supplying Management Services

In general, under the Gartenberg ruling, independent directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In addition, Lipper has provided a benchmark against which to evaluate the before-marketing, before-tax profitability of WRIMCO. This analysis places WRIMCO collectively at the bottom of Lipper peers. As a result, I do not find the margins to be excessive.

(6) Possible Economies of Scale

Economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. Typically, fund managers share economies of scale by implementing break points, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish break points prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of break points in the Waddell Funds and compared the effective fee at a uniform asset level.

Findings

After reviewing the materials (discussed above) which WRIMCO and Lipper have produced, I have summarized my findings for the purpose of discussion at the August 14/15, 2007 Disinterested Directors and Board meetings. These include four specific areas: Fund performance, non-management expenses, economies of scale, and total expenses.

Fund Performance

While I found that the Funds have generally acceptable performance, certain Funds have either continuing or recent challenges. In my view, long-term performance issues should draw more attention as they reflect investment capabilities rather than short-term swings in the market. WRIMCO has addressed each of these Funds in its response to K&L Gates' initial letter. The Disinterested Directors may choose to monitor the Funds on the long-term performance list by a variety of possible approaches.

Because the list of Funds with 1-year performance declines includes Funds whose 3-year and 5-year performance periods reflect superior performance, the shift should be noted by the Disinterested Directors. WRIMCO has provided the Disinterested Directors with an explanation of reasons for 1-year performance decline from the 3-year and 5-year trends together with a performance update for consideration at their August 14/15, 2007 meetings.

Non-Management Expenses

Waddell's business model leads to higher non-management expenses across the Funds in general. This business model targets the small to mid-level investor population, an approach that has resulted in many relatively small shareholdings. In their supplemental request to WRIMCO, the Disinterested Directors requested additional information about the possibility of charging an annual account fee on small shareholdings. WRIMCO has provided this information for consideration by the Disinterested Directors at their August 14/15, 2007 meetings.

Economies of Scale

In order to allow the shareholders to share in the economies of scale realized by the Funds, there are break points to the management fees for all Funds other than money market funds. The current break points of the Funds appear adequate in providing economies of scale with the possible exception of the Advisors Core Investment Fund, which is the largest in the complex.

In their supplemental request to WRIMCO, the Disinterested Directors asked for an analysis of an additional break point at the $5 billion average asset level for this Fund. WRIMCO has provided this information and offered to institute an additional break point of 2.5 basis points at $5.0 billion in assets. The Board will consider this offer at the August 14/15, 2007 meetings.

Total Expenses

If a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver to reduce total expenses and/or improve performance.

In their supplemental request, the Disinterested Directors asked WRIMCO to analyze the potential impact of a voluntary waiver on two such Funds, the Advisor High Income Fund and the Target Small Cap Value Fund. WRIMCO provided this information in its supplemental response for consideration by the Boards at their August 14/15, 2007 meetings.

* * *

In conclusion, as IFC, I have monitored the process, reviewed the materials, and find that:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials used during the contract renewal process were prepared by WRIMCO or Lipper. As IFC, I have reviewed the material used in this report. I have monitored the process under which Lipper selected the peers and produced its report. The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

Respectfully submitted,

C. Meyrick Payne,
Independent Fee Consultant

August 13, 2007

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund
Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund
Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund
Money Market Funds
Waddell & Reed Advisors Cash Management
Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1017SA (12-07)

ITEM 2. CODE OF ETHICS

Required in annual report only.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Required in annual report only.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Required in annual report only.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
(Registrant)

By     /s/Mara D. Herrington
         Mara D. Herrington, Vice President and Secretary

Date: March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/Henry J. Herrmann
         Henry J. Herrmann, Principal Executive Officer

Date: March 5, 2008

By     /s/Joseph W. Kauten
         Joseph W. Kauten, Principal Financial Officer

Date: March 5, 2008